Summary Prospectus
PRDGX
May 1, 2011

T. Rowe Price Dividend Growth Fund
The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectusesandreports.  You can also get this information at no cost by calling 1-800-638-5660  or by sending an e-mail request to info@troweprice.com.  This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2011, and Statement of Additional Information, dated May 1, 2011.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee	NONE

Maximum account fee	$10[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.18%

Total annual fund operating expenses	0.68%

a  Nonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$69	$218	$379	$847

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15.9% of the average value of its portfolio.

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Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 65% of its total assets in the common stocks of dividend-paying companies that we expect to increase their dividends over time and also provide long-term appreciation. T. Rowe Price believes that a track record of dividend increases is an excellent indicator of financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling.

Our in-house research team looks for stocks with sustainable, above-average growth in earnings and dividends, and we attempt to buy them when they are temporarily out of favor or undervalued by the market. Holdings tend to be in large to medium-sized companies.

In selecting investments, we favor companies with one or more of the following:

•     either a track record of, or the potential for, above-average earnings and dividend growth;

•     a competitive current dividend yield;

•     a sound balance sheet and solid cash flow to support future dividend increases;

•     a sustainable competitive advantage and leading market position; and

•     attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the fund’s management believes will provide an opportunity for substantial appreciation. These situations might arise when the fund’s management believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with the fund’s objectives.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Summary	3

Active management risk  The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund’s emphasis on dividend-paying companies and temporarily undervalued companies could cause the fund to underperform other stock funds that employ a different investment style. Stocks of dividend-paying companies may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to reduce or eliminate its dividend. The intrinsic value of an undervalued stock may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Market capitalization risk  Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Foreign investing risk  This is the risk that the fund’s investments in foreign securities may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

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The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

Average Annual Total Returns
A	Periods ended
	December 31, 2010
Returns before taxes	1 Year	5 Years	10 Years
Dividend Growth Fund
Returns before taxes	13.26%	3.52%	3.06%
Returns after taxes on distributions	13.03	3.00	2.60
Returns after taxes on distributions
and sale of fund shares	8.89	2.99	2.54
S&P 500 Index	15.06	2.29	1.41
Lipper Large-Cap Core Funds Index	12.77	1.91	0.76

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Summary	5

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Thomas J. Huber	Chairman of Investment Advisory Committee	2000	1994

Purchase and Sale of Fund Shares

The fund’s investment minimums generally are as follows (if you hold shares through a financial intermediary, the intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Individual retirement accounts and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, and Education Savings Accounts	$1,000	$50

All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. Distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through an individual retirement account, 401(k) plan, or other tax-deferred account. A redemption or exchange of fund shares may be taxable to you, unless you held the fund shares in a tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information on these payments.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F58-045 5/1/11